Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED GUARANTY

This AMENDED AND RESTATED GUARANTY (this “Guaranty”) is executed as of June 3, 2021, by American Finance Operating Partnership, L.P., a Delaware limited partnership (the “Support Provider”), for the benefit of CITIBANK, N.A., a national banking association, as Indenture Trustee (“Indenture Trustee”) under the Indenture (as defined below) for the benefit of the holders of the Notes (as hereinafter defined) (the “Noteholders”).

WITNESSETH:

WHEREAS, pursuant to an Indenture, dated May 30, 2019, as amended by Amendment No. 1 dated as of June 3, 2021 (as from time to time may be amended or supplemented, the “Master Indenture”), by and among AFN ABSPROP001, LLC (“AFN”), AFN ABSPROP001-A, LLC (“AFN-A”), AFN ABSPROP001-B, LLC (“AFN-B”), AFN ABSPROP002, LLC (“AFN2”), AFN ABSPROP002-A, LLC (“AFN-2A”), AFN ABSPROP002-B, LLC (“AFN-2B”), AFN ABSPROP002-C, LLC (“AFN-2C”; collectively with AFN, AFN-A, AFN-B, AFN2, AFN-2A, AFN-2B and any other party designated as an “Issuer” in any Series Supplement, the “Issuers”) and the Indenture Trustee, as supplemented by the Series 2019-1 Supplement (“Series 2019-1 Supplement”), dated as of May 30, 2019, among AFN, AFN-A, AFN-B (collectively, the “Series 2019-1 Issuers”) and the Indenture Trustee, and as further supplemented by the Series 2021-1 Supplement (the “Series 2021-1 Supplement”; collectively with the Master Indenture, the Series 2019-1 Supplement and any other indenture supplement thereto, the “Indenture”), dated as of June 3, 2021 among the Issuers and the Indenture Trustee, as of the date hereof, the Issuers have issued their Net-Lease Mortgage Notes, Series 2021-1 (the “Series 2021-1 Notes”) and the Issuers in the future may issue or co-issue additional series of notes (“Related Series Notes” and, collectively with the Series 2019-1 Notes and the Series 2021-1 Notes, the “Notes”). Such indebtedness of the Issuers to the Noteholders will be secured by, among other things, all of the Issuers’ right, title and interest in the Properties and the related Leases;

WHEREAS, the parties hereto entered into a Guaranty, dated as of May 30, 2019 (the “Existing Guaranty”);

WHEREAS, the Indenture requires, as a condition of the issuance of the Notes, among other things, that the Support Provider execute and provide to Indenture Trustee this Guaranty, which amends and restates the Existing Guaranty;

WHEREAS, the Support Provider is the owner of a direct or indirect interest in Issuers, and Support Provider will directly benefit from the issuance of indebtedness of Issuers evidenced by the Notes (such indebtedness, “Debt”);

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meaning specified in the Indenture or, if not defined therein, in the Master Indenture or the Property Management Agreement, as the context requires;

NOW, THEREFORE, as an inducement to the Noteholders to acquire the Notes, and to extend such additional credit as may from time to time be extended under the Master Indenture and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1.          Guaranty of Obligation. The Support Provider hereby irrevocably and unconditionally guarantees to the Indenture Trustee, for the benefit of the Noteholders, the payment and the full and prompt performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Support Provider hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

1.2.          Definition of Guaranteed Obligations. (a) As used herein, the term “Guaranteed Obligations” means the obligations or liabilities of Issuers to the Indenture Trustee, for the benefit of the Noteholders, for any loss, damage, cost, expense, liability, claim or other obligation incurred by Indenture Trustee (including but not limited to attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following:

(i)           fraud or intentional misrepresentation by any Issuer or Support Provider in connection with the Debt;

(ii)          the gross negligence or willful misconduct or bad faith of any Issuer;

(iii)         intentional destruction or waste of the Properties by any Issuer;

(iv)         the breach of any representation, warranty, covenant or indemnification provision in the Indenture concerning Environmental Laws, Hazardous Substances or Asbestos and, with respect to any Property operating in the NAICS industry group Gas/Convenience Stores, any representation, warranty, covenant or indemnification with respect to the required insurance policies;

(v)          the removal or disposal of any portion of any Property during the continuation of an Event of Default (other than as permitted by the Indenture and the Property Management Agreement);

(vi)         the misapplication or conversion by any Issuer of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Properties, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Properties, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) premiums for the Property Insurance Policies (as defined in the Property Management Agreement) required under the Property Management Agreement and received by such Issuer from any third party or Tenant under the Leases (as defined in the Property Management Agreement) or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of the Properties;

(vii)        any security deposits (including letters of credit) collected with respect to any Property which are not delivered to Indenture Trustee upon a foreclosure of such Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; and

(viii)       any lis pendens that has been filed against the Properties identified as “Children of America 2-Pack” on the Property Schedule or any adverse judgment arising from the related litigation.

(b)           In addition, the Support Provider shall guaranty and be liable for the full amount of the Debt in the event that within ninety (90) days from the date hereof, (A) a receiver, liquidator or trustee of any Issuer shall be appointed at the request of, or with the consent of, such Issuer or Support Provider, (B) any voluntary petition for bankruptcy, reorganization or arrangement related to any Issuer pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, any Issuer or Support Provider or (C) any proceeding for the dissolution or liquidation of any Issuer shall be instituted by such Issuer or Support Provider.

(c)           In the event of a breach by any Issuer of its obligation to cure a Collateral Defect (as defined in the Property Management Agreement) or cause a release or substitution of the related Property as required under the Property Management Agreement, the Support Provider shall guaranty and be liable for curing such breach or exchanging one or more Qualified Substitute Properties for such Property or shall be obligated to purchase the related Property for the Payoff Amount (as defined in the Property Management Agreement).

(d)           Any obligations or liabilities incurred by Support Provider under subparagraphs (b) and (c) immediately above shall be included in the definition of “Guaranteed Obligations”.

(e)            Notwithstanding anything to the contrary in any of the Transaction Documents, Indenture Trustee shall not be deemed to have waived any right which Indenture Trustee may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgages or to require that all collateral shall continue to secure all of the Debt owing to Indenture Trustee in accordance with the Transaction Documents.

1.3.          Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Support Provider and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Support Provider and after (if Support Provider is a natural person) Support Provider’s death (in which event this Guaranty shall be binding upon Support Provider’s estate and Support Provider’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Support Provider to Indenture Trustee with respect to the Guaranteed Obligations. This Guaranty may be enforced by Indenture Trustee and any subsequent holder of the Notes and shall not be discharged by the assignment or negotiation of all or part of the Notes.

1.4.          Guaranteed Obligations Not Reduced by Offset. The Notes, the Guaranteed Obligations and the liabilities and obligations of Support Provider to Indenture Trustee hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Issuer, or any other party, against Indenture Trustee or any other party or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5.          Payment By Support Provider. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Support Provider shall, immediately upon demand by Indenture Trustee, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Indenture Trustee at Indenture Trustee’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received if made, given or received in accordance with the notice provisions hereof.

1.6.          No Duty To Pursue Others. It shall not be necessary for Indenture Trustee (and Support Provider hereby waives any rights which Support Provider may have to require Indenture Trustee), in order to enforce the obligations of Support Provider hereunder, first to (i) institute suit or exhaust its remedies against Issuers or others liable on the Debt or the Guaranteed Obligations or any other person, (ii) enforce Indenture Trustee’s rights against any collateral which shall ever have been given to secure the Debt, (iii) enforce Indenture Trustee’s rights against any other guarantors of the Guaranteed Obligations, (iv) join Issuers or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Indenture Trustee against any collateral which shall ever have been given to secure the Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Indenture Trustee shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.7.          Waivers. Support Provider agrees to the provisions of the Transaction Documents, and hereby waives notice of (i) any loans or advances made by Indenture Trustee to Issuer, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Notes, the Indenture, the Mortgages or of any other Transaction Documents, (iv) the execution and delivery by any Issuer and Indenture Trustee of any other loan or credit agreement or of any Issuer’s execution and delivery of any promissory notes or other documents arising under the Transaction Documents or in connection with the Properties, (v) the occurrence of any breach by any Issuer or a Default or an Event of Default, (vi) Indenture Trustee’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by any Issuer or any other party, (ix) any other action at any time taken or omitted by Indenture Trustee, and, generally, all presentments, demands and notices of every kind in connection with this Guaranty, the Transaction Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed, or (x) existence or creation or nonpayment of any of the Guaranteed Obligations.

1.8.          Payment of Expenses. In the event that Support Provider should breach or fail to timely perform any provisions of this Guaranty, Support Provider shall, promptly upon demand by Indenture Trustee, pay Indenture Trustee all reasonable costs and expenses (including but not limited to court costs and attorneys’ fees) incurred by Indenture Trustee in the enforcement hereof or the preservation of Indenture Trustee’s rights hereunder. The covenant contained in this Section 1.8 shall survive the payment and performance of the Guaranteed Obligations.

1.9.          Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Indenture Trustee must rescind or restore any payment, or any part thereof, received by Indenture Trustee in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Support Provider by Indenture Trustee shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Issuers and Support Provider that Support Provider’s obligations hereunder shall not be discharged except by Support Provider’s performance of such obligations and then only to the extent of such performance.

1.10.        Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Support Provider hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Support Provider to the rights of Indenture Trustee), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Issuers or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Support Provider under or in connection with this Guaranty or otherwise.

1.11.        Issuers. The term “Issuers” as used herein shall include any new or successor corporation, association, limited liability company, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of any Issuer or any interest in any Issuer.

ARTICLE II.

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING SUPPORT PROVIDER’S OBLIGATIONS

Support Provider hereby consents and agrees to each of the following, and agrees that Support Provider’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Support Provider might otherwise have as a result of or in connection with any of the following:

2.1.          Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Notes, the Indenture, the Mortgages, the other Transaction Documents, or any other document, instrument, contract or understanding between any Issuer and Indenture Trustee, or any other parties, pertaining to the Guaranteed Obligations or any failure of Indenture Trustee to notify Support Provider of any such action.

2.2.          Condition of Issuers or Support Provider. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Issuer, Support Provider or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Issuer or Support Provider, or any sale, lease or transfer of any or all of the assets of any Issuer or Support Provider, or any changes in the shareholders, partners or members of any Issuer or Support Provider; or any reorganization of any Issuer or Support Provider.

2.3.          Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Notes, the Indenture, the Mortgages or the other Transaction Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Issuers have valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Issuers, (vi) the creation, performance or repayment, of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Notes, the Indenture, the Mortgages or any of the other Transaction Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Support Provider shall remain liable hereon regardless of whether Issuers or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.4.          Release of Obligors. Any full or partial release of the liability of Issuers on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Support Provider that Support Provider may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Support Provider has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Indenture Trustee will look to other parties to pay or perform the Guaranteed Obligations.

2.5.          Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.6.          Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.7.          Care and Diligence. The failure of Indenture Trustee or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Indenture Trustee (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.8.          Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Support Provider that Support Provider is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

2.9.           Merger. The reorganization, merger or consolidation of any Issuer into or with any other corporation or entity.

2.10.        Preference. Any payment by any Issuer to Indenture Trustee is held to constitute a preference under bankruptcy laws, or for any reason Indenture Trustee is required to refund such payment or pay such amount to such Issuer or someone else.

2.11.        Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Transaction Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Support Provider or increases the likelihood that Support Provider will be required to pay the Guaranteed Obligations pursuant to the terms hereof.

It is the unambiguous and unequivocal intention of Support Provider that Support Provider shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

ARTICLE III.

REPRESENTATIONS, WARRANTIES AND COVENANTS

To induce Indenture Trustee to enter into the Transaction Documents, Support Provider represents and warrants to, and covenants with, Indenture Trustee as follows:

3.1.          Benefit. Support Provider is an Affiliate of Issuers, is the owner of a direct or indirect interest in Issuers, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2.          Familiarity and Reliance. Support Provider is familiar with, and has independently reviewed books and records regarding, the financial condition of Issuers and is familiar with the value of any and all collateral intended to be created as security for the payment of the Notes or Guaranteed Obligations; however, Support Provider is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3.          No Representation By Indenture Trustee. Neither Indenture Trustee nor any other party has made any representation, warranty or statement to Support Provider in order to induce Support Provider to execute this Guaranty.

3.4.          Support Provider’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Support Provider is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts.

3.5.          Organization. Support Provider has been duly organized and is validly existing and in good standing under the laws of the state of its incorporation with requisite power and authority to own its assets and to transact the businesses in which it is now engaged. Support Provider is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its assets, businesses and operations. Support Provider possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its assets and to transact the businesses in which it is now engaged.

3.6.          Proceedings. Support Provider has taken all necessary action to authorize its execution, delivery and performance of this Guaranty. Support Provider has all necessary power, authority and legal right to execute, deliver and perform its obligations under this Guaranty. This Guaranty has been duly executed and delivered by or on behalf of Support

Provider and constitutes the legal, valid and binding obligation of Support Provider enforceable against Support Provider in accordance with its respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.7.          Legality. The execution, delivery and performance by Support Provider of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Support Provider is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, or result in the imposition of a lien on any of its property under, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Support Provider is a party or which may be applicable to Support Provider. This Guaranty is a legal and binding obligation of Support Provider and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

3.8.          Survival. All representations and warranties made by Support Provider herein shall survive the execution hereof.

ARTICLE IV.

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1.          Subordination of All Support Provider Claims. As used herein, the term “Support Provider Claims” shall mean all debts and liabilities of Issuers to Support Provider, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Issuers thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Support Provider. The Support Provider Claims shall include without limitation all rights and claims of Support Provider against any Issuer (arising as a result of subrogation or otherwise) as a result of Support Provider’s payment of all or a portion of the Guaranteed Obligations. During the existence of an Event of Default, Support Provider shall not receive or collect, directly or indirectly, from Issuers or any other party any amount upon the Support Provider Claims.

4.2.          Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving

Support Provider as debtor, Indenture Trustee shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Support Provider Claims. Support Provider hereby assigns such dividends and payments to Indenture Trustee. Should Indenture Trustee receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Support Provider, and which, as between Issuers and Support Provider, shall constitute a credit upon the Support Provider Claims, then upon payment to Indenture Trustee in full of the Guaranteed Obligations, Support Provider shall become subrogated to the rights of Indenture Trustee to the extent that such payments to Indenture Trustee on the Support Provider Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Indenture Trustee had not received dividends or payments upon the Support Provider Claims.

4.3.          Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Support Provider should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Support Provider agrees to hold in trust for Indenture Trustee an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Indenture Trustee, and Support Provider covenants promptly to pay the same to Indenture Trustee.

4.4.          Liens Subordinate. Support Provider agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Issuers’ assets securing payment of the Support Provider Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Issuers’ assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Support Provider or Indenture Trustee presently exist or are hereafter created or attach. Without the prior written consent of Indenture Trustee, Support Provider shall not (i) exercise or enforce any creditor’s right it may have against Issuers, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Issuers held by Support Provider.

ARTICLE V.

MISCELLANEOUS

5.1.          Waiver. No failure to exercise, and no delay in exercising, on the part of Indenture Trustee, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Indenture Trustee hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

5.2.          Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as Support Provider or Indenture Trustee, as the case may be, shall designate in writing, and shall be deemed to be received by the addressee on (i) the day such notice is personally delivered to such addressee, (ii) the third (3rd) day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, or (iii) the day following the day on which such notice is delivered to a nationally recognized overnight courier delivery service.

If to Indenture Trustee:	Citibank, N.A. 388 Greenwich Street New York, New York 10013 Attention: Agency & Trust - AFIN 2021-1
If to Support Provider:	American Finance Operating Partnership, L.P. 650 Fifth Avenue 30th Floor New York, New York 10019

5.3.          GOVERNING LAW.

(a)         THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE

OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF THIS GUARANTY AND ALL OF THE OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, SUPPORT PROVIDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, AND THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)         ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST SUPPORT PROVIDER ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND SUPPORT PROVIDER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND SUPPORT PROVIDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

5.4.          Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.5.          Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

5.6.          Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of Indenture Trustee and its successors, assigns and legal representatives; provided, however, that Support Provider may not, without the prior written consent of Indenture Trustee, assign any of its rights, powers, duties or obligations hereunder. If Support Provider consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

5.7.          Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.8.          Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

5.9.          Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

5.10.        Rights and Remedies. If Support Provider becomes liable for any indebtedness owing by Issuers to Indenture Trustee, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Indenture Trustee hereunder shall be cumulative of any and all other rights that Indenture Trustee may ever have against Support Provider. The exercise by Indenture Trustee of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.11.        ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF SUPPORT PROVIDER AND INDENTURE TRUSTEE WITH RESPECT TO SUPPORT PROVIDER’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY SUPPORT PROVIDER AND INDENTURE TRUSTEE AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING BETWEEN SUPPORT PROVIDER

AND INDENTURE TRUSTEE, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN SUPPORT PROVIDER AND INDENTURE TRUSTEE.

5.12.        WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF SUPPORT PROVIDER AND INDENTURE TRUSTEE HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE DEED OF TRUST, OR THE OTHER TRANSACTION DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF SUPPORT PROVIDER AND INDENTURE TRUSTEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF SUPPORT PROVIDER AND INDENTURE TRUSTEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

5.13.        Amendment and Restatement. This Guaranty amends and restates in its entirety the Existing Guaranty.

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EXECUTED as of the day and year first above written.

American Finance Operating Partnership, L.P., as Support Provider

By:	American Finance Trust, Inc., a Maryland Corporation, its general partner

	By:	/s/ Michael R. Anderson
	Name:	Michael R. Anderson
	Title:	Authorized Signatory

A&R Guaranty (AFIN 2021-1)